Siepert & Co. LLP
Certified Public Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To The Board of Directors
Cuba City Telephone Exchange Company
Madison, Wisconsin

We hereby consent to the incorporation by reference of our report, dated January 19, 2000 on the financial statements of Cuba City Telephone Exchange Company, which appears in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries, for the year ended December 31, 1999.

                                          SIEPERT & CO. LLP
                                          Certified Public Accountants

Beloit, Wisconsin
March 27, 2000


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Siepert & Co. LLP
Certified Public Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To The Board of Directors
Belmont Telephone Company
Madison, Wisconsin

We hereby consent to the incorporation by reference of our report, dated January 19, 2000 on the financial statements of Belmont Telephone Company, which appears in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries, for the year ended December 31, 1999.

                                                SIEPERT & CO. LLP
                                                Certified Public Accountants

Beloit, Wisconsin

March 27, 2000

McGLADREY & PULLEN, LLP
Certified Public Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Capital Communications Company, Inc.
Bronxville, New York

We hereby consent to the incorporation by reference of our report dated February 7, 1998 (except for the second paragraph of Note 5 as to which the date is March 25, 1998) on the financial statements of Capital Communications Company, Inc. which appears in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries for the year ended December 31, 1999.

                                                 McGladrey & Pullen, LLP

New York, New York
March 27, 2000

McGLADREY & PULLEN, LLP
Certified Public Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Partners
Coronet Communications Company
Bronxville, New York

We hereby consent to the incorporation by reference of our report dated January 31, 1998, on the financial statements of Coronet Communications Company which appear in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries for the year ended December 31, 1999.

                                       McGladrey & Pullen, LLP

New York, New York
March 27, 2000

Warriner, Gesinger & Associates, LLC
Certified Public Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Managers
CLR Video, L.L.C.
Wetmore, Kansas

We hereby consent to the incorporation by reference of the report by Frederick & Warriner, L.L.C. (our predecessor firm), dated January 22, 1998 on the financial statements of CLR Video, L.L.C. which appear in this annual report on Form 10-K of Lynch Interactive Corporation and subsidiaries, for the year ended December 31, 1999.

Warriner, Gesinger & Associates, LLC
Lenexa, Kansas

March 27, 2000